UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    July 29, 2005
                                                        ------------------------

                          FIRST AVIATION SERVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-21995                               06-1419064
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      (Commission File Number)           (IRS Employer Identification No.)

             15 Riverside Avenue
           Westport, Connecticut                   06880-4214
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  (Address of Principal Executive Offices)         (Zip Code)

                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

           On July 29, 2005, Aerospace Products International Inc., (the "Borrower") a direct wholly-owned subsidiary of First Aviation Services, Inc. (the "Registrant") entered into an Amended and Restated Commercial Revolving Loan and Security Agreement (the "Agreement") with Hudson United Bank (the "Lender"). On such date, the Registrant also entered into an Amended and Restated Guaranty (the "Guaranty"), as Guarantor and on behalf of the Borrower, with the Lender.

           The Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference herein. The Guaranty is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

           The facilities (as described below) created by the Agreement replace the Borrower's previously existing $20 million revolving credit facility scheduled to expire July 31, 2006, and the Guaranty replaces the guaranty that existed on the previous credit facility. The Agreement extends the commitment expiration date under the Agreement to September 1, 2007.

           The Agreement provides for a 25 month senior revolving credit facility ("Facility I") to the Borrower in the amount of $20,000,000, subject to terms and conditions set forth in the Agreement. Facility I may be increased to $25,000,000 in the event that the Borrower acquires any or all of the assets or stock of another company unrelated to the Borrower, subject to the Lender's approval. The proceeds of any loans made under Facility I will be used for working capital purposes in the ordinary course of business of the Borrower.

           The Agreement also provides for a one-time advance ("Facility II") in an amount of up to $3,000,000, subject to borrowing availability. The advance for Facility II is to be repaid over 60 months at a fixed rate determined at the time of the drawdown of the advance. The proceeds of this advance under Facility II will be used for the purpose of purchasing equipment and making leasehold improvements to property which the Borrower may lease as its headquarters.

           Facility I has an interest rate per annum of 150 basis points in excess of the LIBOR Rate. Facility II has an interest rate per annum of 250 basis points above the rate for U.S. Treasury Securities adjusted to a constant maturity of 5 years in effect as of the date of the advance under Facility II. Other fees payable under the Agreement will be determined pursuant to the terms set forth in the Agreement.

           The Registrant will act as Guarantor with respect to the obligations of the Borrower under the Agreement pursuant to the terms set forth in the Agreement and in the Guaranty.


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
           The Agreement also contains certain affirmative, negative and financial covenants customary for facilities of this type, including, furnishing to the Lender periodic financial information of the Borrower and Guarantor, as well as additional documentation including all reports, proxy statements, management letters or press releases issued or filed with the Securities and Exchange Commission, as the case may be; compliance with all laws and regulations; maintaining proper insurance coverage; paying and discharging, at or before maturity, material obligations and liabilities; maintenance of corporate existence and ability to do business; limitations on capital expenditures; limitations on ability to consolidate or merge, or sell, lease or otherwise dispose all or substantially all of the Borrower's assets or any of its capital stock; limitations on the incurrence of liens; limitations on the incurrence of debt by the Borrower; and limitations on contingent liabilities, loans or guaranties by the Borrower; limitations on dividends paid by the Borrower.

           The Agreement also contains certain events of default customary for facilities of this type (with customary grace periods), including nonpayment of principal, interest, fees or other amounts when due; inaccuracies of representations and warranties; violations of covenants; the occurrence of certain bankruptcy events; certain ERISA events; certain judgments; violation of environmental regulations, or dissolution of the Borrower or Guarantor. Upon the occurrence of an event of default, any outstanding loans under the Agreement may be accelerated and/or the Lender's commitments may be terminated.

           The Guaranty contains representations, covenants and warranties that are typical for guaranties of this type, including the Guarantor providing unconditional payment guaranties; restrictions on subrogation; access to records and premises; limitations on ability of Guarantor or Borrower to consolidate or merge, or sell, lease or otherwise dispose of all or substantially all of the its assets or any of its capital stock; limitations on the incurrence of debt by the Guarantor; and limitations on contingent liabilities, loans or guaranties by the Guarantor. The Guaranty is a continuing guaranty and remains in full force and effect until payment in full of the obligations under the Agreement and all other amounts payable under the Guaranty.

           In the ordinary course of business, the Lender, or their affiliates, have or may have various relationships with the Borrower or Guarantor and its subsidiaries involving the provision of a variety of financial services, including cash management, commercial banking, investment banking, advisory or other financial services, for which they received, or may receive, customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

           The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

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
Item 9.01     Financial Statements and Exhibits

(c)  Exhibits

 Exhibit No.   Description
 -----------   -----------

   10.1 Amended and Restated Commercial Revolving Loan and Security Agreement, dated as of July 29, 2005, entered into by Aerospace Products International Inc., a direct wholly-owned subsidiary of First Aviation Services, Inc. and Hudson United Bank.



   10.2 Amended and Restated Guaranty, dated as of July 29, 2005, entered into by First Aviation Services, Inc. (on behalf of Aerospace Products International Inc., a direct wholly-owned subsidiary of First Aviation Services, Inc.) and Hudson United Bank.





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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST AVIATION SERVICES INC.


                                        By:  /s/ Robert Costantini
                                            ------------------------------------
                                            Name:   Robert Costantini
                                            Title:  Chief Financial Officer





Date:  August 4, 2005







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
                          FIRST AVIATION SERVICES, INC.

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

  10.1 Amended and Restated Commercial Revolving Loan and Security Agreement, dated as of July 29, 2005, entered into by Aerospace Products International Inc., a direct wholly-owned subsidiary of First Aviation Services, Inc. and Hudson United Bank.



  10.2 Amended and Restated Guaranty, dated as of July 29, 2005, entered into by First Aviation Services, Inc. (on behalf of Aerospace Products International Inc., a direct wholly-owned subsidiary of First Aviation Services, Inc.) and Hudson United Bank.





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